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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - SEPTEMBER 19, 2002







                                  ALLETE, Inc.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000



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ITEM 5.  OTHER EVENTS.

Reference is made to the 2001 Form 10-K of ALLETE, Inc. (ALLETE or the Company) for background information on the following update. Unless otherwise indicated, cited references are to ALLETE's 2001 Form 10-K.


Ref. Page 11 - Sixth Paragraph
Ref. Page 30 - Third Paragraph
Ref. Form 8-K dated and filed February 28, 2002 - Second Paragraph
Ref. Form 8-K dated and filed March 28, 2002
Ref. Form 10-Q for the quarter ended March 31, 2002 - Page 18 - Fifth Paragraph Ref. Form 10-Q for the quarter ended June 30, 2002 - Page 17 - Sixth Paragraph and Page 22 - Third Paragraph

On September 19, 2002 ALLETE announced that Florida Water Services Corporation (Florida Water), a wholly owned water subsidiary, entered into an agreement to sell its assets to Florida Water Services Authority (FWSA), a governmental entity that was established by an interlocal agreement between the cities of Gulf Breeze and Milton, Florida. The purchase price is $471 million. Florida Water will receive $433 million at closing and expects to receive $38 million three years after the closing. In addition, Florida Water will receive $36 million of future customer hookup fees to be paid in three equal annual installments beginning in 2003.

The purchase price, combined with the hookup fees, brings the total amount expected to be received in the transaction to $507 million. Aggregate net cash proceeds to ALLETE are expected to be $260 million for the entire transaction, $190 million of which are expected to be received in 2002. Terms of the purchase agreement call for a closing by December 15, 2002, subject to FWSA being able to issue bonds for the purchase price and other conditions.

The sale of Florida Water assets is consistent with ALLETE's strategic objective to unlock shareholder value. The proceeds will further strengthen the Company's balance sheet and will allow for future investments in the Energy and Automotive Services segments.

ALLETE plans to include a copy of the asset purchase agreement in an 8-K filing with the Securities and Exchange Commission. The Company will host a conference call with investors on Monday, September 23, 2002 at 9:00 a.m. Central time. Interested parties may listen to the conference by calling (913) 981-5572 or by listening to a rebroadcast on ALLETE's Web site located at www.allete.com.


Ref. Page 30 - First Paragraph
Ref. Form 10-Q for the quarter ended March 31, 2002 - Page 14 - First Paragraph Ref. Form 10-Q for the quarter ended June 30, 2002 - Page 17 - First Paragraph

On September 19, 2002 ALLETE revised the Company's earnings per share estimate for 2002 to be in the range of $1.80 to $1.90, a change from the earlier estimate range of $2.00 to $2.10. As with the previous estimate, the updated estimate excludes 5 cents of year to date business exit charges as well as any gain from the sale of the Florida Water assets discussed above. This updated earnings estimate primarily reflects year to date weaker performance within ALLETE's Energy Services segment, due to continued lower-than-expected wholesale power prices. ALLETE continues to expect that earnings of its Automotive Services segment will grow by 30 percent in 2002 over 2001.


                    ALLETE Form 8-K dated September 19, 2002                   1
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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of ALLETE and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

     -    war and acts of terrorism;

     - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission, the Public Service Commission of Wisconsin and various county regulators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as general vehicle-related laws, including vehicle brokerage and auction laws;

     - unanticipated impacts of restructuring initiatives in the electric industry;

     - economic and geographic factors, including political and economic risks;

     - changes in and compliance with environmental and safety laws and policies;

     -    weather conditions;

     -    population growth rates and demographic patterns;

     - the effects of competition, including the competition for retail and wholesale customers, as well as suppliers and purchasers of vehicles;

     -    pricing and transportation of  commodities;

     -    market demand, including structural market changes;

     -    changes in tax rates or policies or in rates of inflation;

     -    unanticipated project delays or changes in project costs;

     -    unanticipated changes in operating expenses and capital expenditures;

     -    capital market conditions;

     -    competition for economic expansion or development opportunities;

     -    our ability to manage expansion and integrate recent acquisitions; and

     - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Any forward-looking statement speaks only as of the date on which that statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

2                   ALLETE Form 8-K dated September 19, 2002

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                    ALLETE, Inc.





September 19, 2002                                James K. Vizanko
                                     -------------------------------------------
                                                  James K. Vizanko
                                       Vice President, Chief Financial Officer
                                                    and Treasurer



                    ALLETE Form 8-K dated September 19, 2002                   3